UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut (Address of principal executive offices)		06437 (Zip Code)

Registrant’s telephone number, including area code: (203) 458-7100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2022, Quantum-Si Incorporated (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2022 and providing a business update. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2022, the Board of Directors (the “Board”) of the Company approved a title change for Michael P. McKenna, Ph.D., from President and Chief Operating Officer of the Company to Executive Vice President, Product Development and Operations of the Company, effective as of May 6, 2022. In addition, on May 9, 2022, the Company announced that Patrick Schneider was appointed by the Board as President and Chief Operating Officer of the Company, effective as of May 9, 2022.

Dr. Schneider, age 54, has served in a number of roles at MilliporeSigma, including its predecessor entities (the life science business of Merck KGaA, Darmstadt, Germany), most recently as Senior Vice President, Strategy, Business Development and Innovation, and Chair of the Life Science Innovation Board from 2016 until April 2022, where he led strategy development, business development, and licensing for a global team of biologists, chemists and engineers. Prior to that, between 2006 to 2015, Dr. Schneider served as Vice President of the Bioscience Business Unit, Vice President of Research Content and Reagents Business, General Manager of New Business Initiatives R&D and Business Development, and Vice President of Research Reagents Business Unit and Vice President of R&D and Manufacturing. From 2003 to 2006, Dr. Schneider served as Vice President of Research & Development, Business Development & Scientific Affairs at Serologicals, Inc. Dr. Schneider was also the Co-Founder and Gene Discovery Group Leader at Reprogen, Inc. Dr. Schneider received his Ph.D. in biology from University of California, Irvine, and his B.S. in microbiology from Northern Arizona University.

The selection of Dr. Schneider to perform the functions of President and Chief Operating Officer was not pursuant to any arrangement or understanding between Dr. Schneider and any other person. There are no family relationships between Dr. Schneider and any director or executive officer of the Company, and there are no transactions between Dr. Schneider and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On April 26, 2022, the Company entered into an offer letter of employment with Dr. Schneider, effective as of May 9, 2022 (the “Offer Letter”). Pursuant to the terms of the Offer Letter, Dr. Schneider’s annual base salary is $475,000. Dr. Schneider is eligible to receive an annual discretionary bonus with a target of 75% of his base salary. Dr. Schneider will receive a one-time sign-on bonus in the amount of $400,000, which is recoverable in full by the Company in the event that Dr. Schneider voluntarily terminates his employment with the Company prior to the 12 month anniversary of his start date. The Offer Letter further provides that Dr. Schneider will receive an award of 1,000,000 stock options to purchase shares of Class A common stock of the Company (“Class A common stock”) on his start date, with 25% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 2.08% to vest monthly at the end of each month thereafter. In addition, the Offer Letter provides that Dr. Schneider will receive an award of 500,000 performance-based stock options to purchase shares of Class A common stock on his start date, which will vest in full if within two years of his start date the Class A common stock closing price is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days. In addition, the Offer Letter provides that Dr. Schneider will receive an award of 500,000 performance-based stock options to purchase shares of Class A common stock on his start date, which will vest in full if within four years of his start date the Class A common stock closing price is at least $20.00 (as adjusted) for 20 out of 30 consecutive trading days. Commencing on his start date, Dr. Schneider will become a participant in the Company’s Executive Severance Plan, as amended. The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Further, in connection with Dr. Schneider’s appointment, Dr. Schneider and the Company entered into an indemnification agreement in the form the Company has entered into with its other executive officers, which form is filed as Exhibit 10.16 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 15, 2021.

A copy of the press release announcing Dr. Schneider’s appointment is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter of Employment, dated April 26, 2022, by and between Quantum-Si Incorporated and Patrick Schneider
99.1	Press Release dated May 9, 2022
99.2	Press Release dated May 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

By:	/s/ Claudia Drayton
Name:	Claudia Drayton
Title:	Chief Financial Officer

Date:  May 9, 2022